Financial instruments - financial and other risks	6 Months Ended
Jun. 30, 2020
Financial Instruments [Abstract]
Financial instruments - financial and other risks	Financial instruments - financial and other risks
Funding and capital risk management
We manage our funding and capital resources to ensure our ability to continue as a going concern while maximizing the return to shareholders through the optimization of our debt and equity balance.
IFRS 13 requires classifications of fair value measures into Levels 1, 2 and 3. Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices). Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).
The fair values and carrying values of our financial instruments at June 30, 2020 and December 31, 2019, respectively, are shown in the table below.
Categories of Financial Instruments

	As of June 30, 2020		As of December 31, 2019
Amounts in thousands of U.S. dollars	Fair value	Carrying Value	Fair value	Carrying Value
Financial assets
Cash and cash equivalents (1)	$250,592	$250,592	$202,303	$202,303
Restricted cash (2)	12,293	12,293	12,293	12,293
Accounts receivable (3)	114,925	114,925	78,174	78,174
Investment in BWTS supplier (4)	1,751	1,751	1,751	1,751
Working capital contributions to Scorpio Pools (5)	47,961	47,961	49,094	49,094
Seller's credit on sale leaseback vessels (6)	9,904	9,904	9,624	9,624

Financial liabilities
Accounts payable (7)	$17,373	$17,373	$23,122	$23,122
Accrued expenses (7)	33,661	33,661	41,452	41,452
Secured bank loans (8)	1,012,333	1,012,333	1,001,087	1,001,087
Lease liabilities under sale leaseback arrangements (9)	1,267,383	1,267,383	1,317,709	1,317,709
Senior Notes due 2020	—	—	54,562	53,750
Senior Notes due 2025(10)	26,864	28,100	—	—
Convertible Notes due 2022 (11)	175,855	203,500	250,305	203,500
IFRS 16 - Lease liabilities (12)	636,416	633,550	571,748	569,974
(1)     Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities.
(2)     Restricted cash are considered Level 1 items due to the liquid nature of these assets.
(3)     We consider that the carrying amount of accounts receivable approximate their fair value due to the relative short maturity of these instruments.
(4)    We consider the value of our minority interest in our BWTS supplier (as described in Note 6) to be a Level 3 fair value measurement, as this supplier is a private company and the value has been determined based on unobservable market data (i.e. the proceeds that we would receive if we exercised the put option set forth in the agreement in full). Moreover, we consider that its carrying value approximates fair value given that the value of this investment is contractually limited to the strike prices set forth in the put option that was granted to the Company and the call option that was granted to the supplier. The difference in the aggregate value of the investment, based on the spread between the exercise prices of the put and call options, is $0.6 million.
(5)    Non-current working capital contributions to the Scorpio Pools are repaid, without interest, upon a vessel’s exit from the pool. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the unaudited condensed consolidated balance sheets.  We consider that their carrying values approximate fair value given that the amounts due are contractually fixed based on the terms of each pool agreement.
(6)    The seller's credit on lease financed vessels represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the sale and operating leasebacks of STI Beryl, STI Le Rocher and STI Larvotto, which is described in Note 6.  This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised or refunded to us at the expiration of the agreement.  This deposit has been recorded as a financial asset measured at amortized cost.  The present value of this deposit has been calculated based on the interest rate that is implied in the leases, and the carrying value will accrete over the life of the lease using the effective interest method, through interest income, until expiration.  We consider that its carrying value approximates fair value given that its value is contractually fixed based on the terms of each lease.
(7)    We consider that the carrying amounts of accounts payable and accrued expenses approximate the fair value due to the relative short maturity of these amounts.
(8)     The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $12.4 million and $8.8 million of unamortized deferred financing fees as of June 30, 2020 and December 31, 2019, respectively.
(9)    The carrying value of our obligations due under sale and leaseback arrangements are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because (i) the interest rates on these instruments change with, or approximate, market interest rates and (ii) the credit risk of the Company has remained stable. These amounts are shown net of $7.1 million and $7.8 million of unamortized deferred financing fees as of June 30, 2020 and December 31, 2019, respectively.
(10)    The carrying value of our Senior Notes due 2025 are measured at amortized cost using the effective interest method. The carrying values shown in the table are the face value of the notes. These notes are shown net of $1.6 million of unamortized deferred financing fees on our unaudited condensed consolidated balance sheet as of June 30, 2020. Our Senior Notes due 2025 are quoted on the New York Stock Exchange under the symbol 'SBBA'. We consider their fair value to be Level 1 measurements due to their quotation on an active exchange.
(11)    The carrying value of our Convertible Notes due 2022 shown in the table above is its face value. The liability component of the Convertible Notes due 2022 has been recorded within Long-term debt on the unaudited condensed consolidated balance sheet as of June 30, 2020. The equity component of the Convertible Notes due 2022 have been recorded within Additional paid-in capital on the unaudited condensed consolidated balance sheet. These instruments are traded in inactive markets and are valued based on quoted prices on the recent trading activity. Accordingly, we consider their fair value to be a Level 2 measurement.
(12)    The carrying values of our lease liabilities accounted for under IFRS 16 - Leases are measured at present value of the minimum lease payments over the lease term, discounted at our incremental borrowing rate. We consider that the carrying value approximates fair value because the interest rates on these instruments approximate market interest rates. Accordingly, we consider their fair value to be a Level 2 measurement.
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. We manage liquidity risk by maintaining adequate reserves and borrowing facilities and by continuously monitoring forecast and actual cash flows.
The financing for (i) three vessels under our KEXIM Credit Facility is scheduled to mature in January 2021, (ii) two vessels under our ING Credit Facility is scheduled to mature in March 2021, and (iii) two vessels under our 2018 NIBC Credit Facility is scheduled to mature in June 2021. While we believe our current financial position is adequate to address the maturity of these instruments, a deterioration in economic conditions could cause us to pursue other means to raise liquidity, such as through the sale of vessels, to meet these obligations. Moreover, a deterioration in economic conditions could cause us to breach our debt covenants and could have a material adverse effect on our business, results of operations, cash flows and financial condition.
Based on internal forecasts and projections, we believe that we have adequate financial resources to continue in operation and meet our financial commitments (including but not limited to debt service obligations and commitments under our leasing arrangements) for a period of at least twelve months from the date of approval of these unaudited condensed consolidated financial statements. Accordingly, we continue to adopt the going concern basis in preparing our unaudited condensed consolidated financial statements.
COVID-19
Since the beginning of the calendar year 2020, the outbreak of COVID-19 that originated in China and that has spread to most developed nations of the world has resulted in numerous actions taken by governments and governmental agencies in an attempt to mitigate the spread of the virus. These measures have resulted in a significant reduction in global economic activity and extreme volatility in the global financial markets. The reduction of economic activity has significantly reduced the global demand for oil and refined petroleum products. While actions taken by Saudi Arabia and other OPEC members to increase the production of oil in the near term resulted in increased spot market rates in March, April and May of this year, these market conditions have since abated resulting in a decrease in spot market rates beginning in June 2020. We expect the COVID-19 virus and the uncertainty in the supply of oil will continue to cause volatility in the commodity markets. The scale and duration of these circumstances is unknowable but could have a material impact on our earnings, cash flow and financial condition for the period of at least twelve months from the date of approval of these unaudited condensed consolidated financial statements and beyond. An estimate of the impact on our results of operations and financial condition cannot be made at this time.